UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Suite 1100 Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 905-2410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
2.750% Notes due 2029	PM29D	New York Stock Exchange
3.750% Notes due 2031	PM31B	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.250% Notes due 2032	PM32	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2025, Philip Morris International Inc. (“PMI”) entered into a credit agreement, effective as of January 29, 2026 (the “Credit Agreement”), relating to a senior unsecured revolving credit facility (the “Facility”) with the lenders named therein, Citibank Europe plc, UK Branch, as facility agent, and Citibank, N.A., as swingline agent. The Facility provides for borrowings up to an aggregate principal amount of US$2.0 billion (or the equivalent in Euro) and expires on January 29, 2031, unless extended as further described in the Credit Agreement.

Interest rates on borrowings under the Facility will be based on prevailing interest rates for U.S. Dollars or Euro, as applicable, and as further described in the Credit Agreement. The Facility will be used for general corporate purposes, including to meet working capital requirements.

The Credit Agreement contains certain events of default customary for credit facilities of this type (with customary grace periods, as applicable), including nonpayment of principal or interest when due; material incorrectness of representations and warranties when made; breach of covenants; bankruptcy and insolvency; unsatisfied ERISA obligations; unstayed material judgment beyond specified periods; acceleration or payment default of other material indebtedness; and invalidation of PMI’s guaranty of subsidiary borrowings.

If any events of default occur and are not cured within applicable grace periods or waived, any outstanding loans may be accelerated and the lenders’ commitments may be terminated. The occurrence of a bankruptcy and insolvency event of default will result in the automatic termination of commitments and acceleration of outstanding loans under the Credit Agreement.

The Facility will replace PMI’s existing US$2.0 billion (or the equivalent in Euro) revolving credit facility with the lenders named therein, Citibank Europe plc, UK Branch, as facility agent, and Citibank, N.A., as swingline agent, which was to expire on February 10, 2027 (the “Terminating Facility”). PMI provided notice of termination of the Terminating Facility on December 11, 2025, with termination effective as of January 29, 2026, conditional upon the effectiveness of the Credit Agreement.

At December 11, 2025, PMI had no borrowings outstanding under the Terminating Facility.

On December 11, 2025, PMI also entered into an agreement, effective as of January 29, 2026 (the “Amendment and Extension Agreement”), to amend and extend the term of its existing €1.5 billion revolving credit facility, dated December 17, 2024 (the “2024 Credit Agreement”) with the lenders named therein and Citibank Europe plc, UK Branch, as facility agent. The Amendment and Extension Agreement extends the expiration date of the 2024 Credit Agreement from January 29, 2028 to January 29, 2029, pursuant to Section 2.20 of the 2024 Credit Agreement, and provides for certain other amendments to the Credit Agreement.

Except as set forth in the Amendment and Extension Agreement, all the other terms and conditions of the 2024 Credit Agreement remain in full force and effect.

Certain of the lenders under each of the Credit Agreement and the 2024 Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders are underwriters of certain of PMI’s note issuances. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders and their affiliates. In addition, certain of the lenders and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

The descriptions above of the Credit Agreement and the Amendment and Extension Agreement are summaries and are qualified in their entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report, and the Amendment and Extension Agreement, which is filed as Exhibit 10.2 to this report, respectively, and each are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 regarding the Terminating Facility is hereby incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 and included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated December 11, 2025, among Philip Morris International Inc., the lenders named therein, Citibank Europe plc, UK Branch, as facility agent, and Citibank, N.A., as swingline agent

10.2	Amendment and Extension Agreement, dated December 11, 2025, among Philip Morris International Inc., the lenders named therein and Citibank Europe plc, UK Branch, as facility agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: December 11, 2025